Prospectus supplement dated August 21, 2020
to the following prospectus(es):
The Best of America ChoiceLife FPVUL prospectus dated May 1, 2020
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following section of the prospectus is deleted in its entirety and replaced with the following:
The Total Annual Mutual Fund Operating Expenses table, which shows the minimum and maximum total operating expenses, as of December 31, 2019, charged by the underlying mutual funds that a policy owner may periodically pay while the policy is in force. More detail concerning each mutual fund’s fees and expenses is contained in the mutual fund’s prospectus.
Total Annual Mutual Fund Operating Expenses
	Minimum	Maximum
Total Annual Mutual Fund Operating Expenses (expenses that are deducted from the mutual fund assets, including management fees, distribution (12b-1) fees, and other expenses)	0.15%	9.20%
PROS-2020-169
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